                                                                  EXHIBIT 10.57

                   LIMITED GUARANTY AND SURETYSHIP AGREEMENT

                                                               Contract No. 2911

--------------------------------------------------------------------------------

         THIS LIMITED GUARANTY AND SURETYSHIP AGREEMENT (this "AGREEMENT") is entered into effective as of JULY 24, 2001 by PSC OF NEW YORK, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("SURETY") to and for the benefit of DVI FINANCIAL SERVICES INC. ("DVI").

                                   BACKGROUND

         A. DVI has agreed, or may in the future agree, to extend, maintain or continue certain loans, leases or other credit facilities (collectively, the "CREDIT FACILITIES") to or for the benefit of SOUTH SHORE OPERATING COMPANY, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY (individually and collectively, the "OBLIGOR").

         B. Surety has a direct or indirect economic interest in Obligor and Surety will be directly and materially benefited by the extension of the Credit Facilities by DVI to Obligor.

         C. DVI, as a condition to its agreement to extend, maintain or continue such Credit Facilities to Obligor, and as a material inducement thereto, has required that Surety execute this Agreement for all of the purposes hereinafter set forth.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, and intending to be legally bound hereby, Surety agrees as follows:

                  1. SPECIFIC DEFINITIONS. As used in this Agreement, the following terms (whether used in the plural or singular form) will mean:

                           "AFFILIATE" means, with respect to any Person, any
other Person that directly or indirectly Controls, is controlled by or is under common Control with that Person.

                           "CONTROL" means (a) the ownership of a majority of
the voting power of all classes of voting stock of a corporation, (b) the ownership of a majority of the beneficial interest in income and/or capital of a Person (other than a corporation or an individual) or (c) possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or other interests in a Person (other than an individual), partnership, by contract or otherwise).

                           "EVENT OF DEFAULT" has the meaning specified in
SECTION 6 hereof.

                           "GOVERNMENTAL AUTHORITY" means any governmental or
political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in any case, whether foreign or domestic.

                           "GUARANTEED OBLIGATIONS" means (a) the due and
punctual payment and performance by each Obligor of its respective obligations with respect to all loans, leases and other credit facilities owed by it to DVI or any Affiliate of DVI, whether now existing or hereafter arising (including, without limitation, those owed by Obligor to others and acquired by DVI or any Affiliate of DVI by purchase, assignment, or otherwise) and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured and (b) any of the foregoing that arises after the filing of a petition by or against an Obligor, or any of them, under the United States Bankruptcy Code even if the obligations do not accrue because of the automatic stay under the United States Bankruptcy Code Section 362 or otherwise and (c) the payment on demand of all Lender Expenses (as defined in the Loan Documents).

                           "LOAN DOCUMENTS" means all certificates, documents,
instruments, agreements and riders delivered by any Obligor or any other Person to DVI pursuant to the terms of, or otherwise in connection with, this Agreement or any of the Guaranteed Obligations, as the same may be amended, increased, decreased, modified, replaced, supplemented, renewed or extended from time to time.

                                                               Contract No. 2911

                           "MATERIAL ADVERSE EFFECT" means, with respect to
Surety or any event or circumstance, a material adverse change in (a) the business, assets, financial condition or operations of Surety or (b) the ability of Surety to perform the Guaranteed Obligations.

                           "PERSON" means an individual, corporation,
partnership, limited liability company, trust, unincorporated association, joint venture, joint-stock company, government (including, without limitation, political subdivisions), Governmental Authority or any other entity.

                  2. THE GUARANTY. Subject to the limitations on the amount of Surety's liability hereunder as described in Rider A attached hereto, Surety hereby irrevocably, unconditionally and absolutely guarantees to DVI, its successors, endorsees and assigns (a) the prompt payment when due, whether at maturity or upon earlier acceleration, of all Guaranteed Obligations and (b) the prompt and complete compliance with and performance by each Obligor of all covenants, agreements, indemnities and other obligations to be performed by each Obligor pursuant to the terms of the Loan Documents.

                  3. GUARANTEED OBLIGATIONS ABSOLUTE AND UNCONDITIONAL. Subject to the limitations on the amount of Surety's liability hereunder as described in Rider A attached hereto, this Agreement will constitute an (a) agreement of suretyship as well as of guaranty and (b) absolute and unconditional undertaking by Surety with respect to the payment and performance of the Guaranteed Obligations by each Obligor. The liability of Surety hereunder will be direct and may be enforced without DVI being required to resort to any other right, remedy or security. This Agreement will be enforceable against Surety, its successors and assigns, without the necessity of any notice of (i) acceptance of this Agreement, (ii) DVI's intention to act in reliance hereon, (iii) any loan, lease or other credit facility to or other transaction between DVI and any Obligor, or (iv) any default by any Obligor, all of which Surety hereby expressly waives.

                  4.       FURTHER UNDERTAKINGS.

                           (a)      Surety expressly: (i) agrees that the
validity of this Agreement will in no way be terminated, affected or impaired by reason of the assertion or the failure to assert by DVI against any Obligor, or its successors or assigns, or any collateral securing the Guaranteed Obligations of any of the rights or remedies reserved pursuant to the Loan Documents or otherwise available to DVI at law or in equity, (ii) waives any right that Surety might otherwise have under any statute, rule of law or practice or custom to require DVI to take any action against any Obligor or to proceed against or exhaust any security held by DVI before proceeding against Surety, (iii) except for notices expressly required hereunder, waives any notice of (A) any presentment, demand, protest, notice of protest and of dishonor, notices of default and all other notices with respect to any of the Guaranteed Obligations and (B) the commencement or prosecution of any enforcement proceeding, including any proceeding in any court, against any Obligor or any other person or entity with respect to any of the Guaranteed Obligations and (iv) agrees that any failure by DVI to exercise any right hereunder will not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

                           (b)      Until the earlier of (i) all of the
Guaranteed Obligations are completely fulfilled to the satisfaction of DVI and each and every one of the terms, covenants, and conditions of this Agreement are fully performed, or (ii) Surety has paid to DVI the full amount of its liability hereunder as limited by the terms of Rider A attached hereto, the liability of Surety under this Agreement will not be released, discharged or in any way impaired by: (i) any amendment or modification of, supplement to or extension or renewal of any Loan Document or any agreements made or to be made between DVI and any Obligor with respect to any of the Guaranteed Obligations,
(ii) any exercise or non-exercise by DVI of any right, power, remedy or privilege under or with respect to any Loan Document or this Agreement or any waiver, consent or approval by DVI with respect to any of the covenants, terms, conditions or agreements contained in any Loan Document, or any indulgence, forbearance or extension of time for performance or observance allowed to any Obligor by DVI from time to time and for any length of time, (iii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to any Obligor, its successors or assigns or any of their respective properties, (iv) any transfer by an Obligor of all or any part of that Obligor's interest in any collateral or (v) any act or circumstances which might, but for the terms and provisions of this SECTION 4, be deemed a legal or equitable discharge of Surety.

                           (c)      Surety hereby expressly waives and
surrenders any defenses (other than satisfaction of the Guaranteed Obligations) to Surety's liability hereunder based upon any of the foregoing acts, omissions, agreements or waivers by DVI, it being the purpose and intent of this Agreement that the obligations of Surety hereunder are absolute and unconditional.

                           (d)      Surety hereby further agrees and consents
that DVI may, without affecting the liability of Surety hereunder: (i) exchange, surrender or release any property pledged by any Obligor or any other Person or accept additional security for the Guaranteed Obligations or any of them, (ii) renew, extend and change the terms of any Guaranteed Obligation,

                                                               Contract No. 2911

(iii) waive any of DVI's rights or remedies against any Obligor or any other surety or guarantor for any Guaranteed Obligation, (iv) release, substitute or add any one or more surety or other sureties or (v) proceed against Surety without first resorting to, utilizing or invoking the remedies available against any Obligor or any other surety or guarantor under the Loan Documents whether at law or in equity. No enforcement of rights and remedies under this Agreement or any of the Loan Documents will constitute an irrevocable election of remedies by DVI. DVI will not be obligated to marshall remedies or assets as a condition to enforcing the liabilities incurred hereunder against Surety. The liability of Surety hereunder will be in addition to that stated in any other guaranty or suretyship agreement, if any, heretofore or hereafter delivered to DVI.

                           (e)      This Agreement and Surety's payment
obligations hereunder will continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by DVI all as though such payments had not been made. DVI's good faith determination as to whether a payment must be restored or returned shall be binding on Surety.

                  5. NO SUBROGATION. Nothing herein contained is intended or will be construed to give Surety any right of subrogation in, to or under any Loan Document or any right to participate in any way therein, notwithstanding any payments by Surety to DVI hereunder. SURETY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW OR CONTRACT) TO ASSERT ANY CLAIM AGAINST ANY OBLIGOR ON ACCOUNT OF PAYMENTS MADE UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY, UNLESS AND UNTIL THE GUARANTEED OBLIGATIONS ARE SATISFIED IN FULL.

                  6. EVENTS OF DEFAULT. Each of the following shall constitute an "EVENT OF DEFAULT" hereunder:

                           (a)      If there occurs an "Event of Default" under
any other Loan Document (whether or not an Obligor is a party thereto) and such event of default is not remedied within the applicable notice, grace or cure period, if any, provided in such other Loan Document,

                           (b)      If Surety fails to observe or perform any
covenant, condition or agreement to be observed or performed hereunder and such failure is not cured within thirty (30) days of written notice of such failure from DVI to Surety. If such failure is capable of cure but cannot be cured within such thirty (30) day period, Surety will have an additional thirty (30) days to cure such failure, provided that Surety promptly commences such cure upon receipt of the foregoing written notice and, at all times thereafter, diligently pursues such cure. The notice and cure periods set forth in this
Section 6(b) apply only to the extent that the Event of Default in question is not specifically covered by another subparagraph of this SECTION 6,

                           (c)      If Surety revokes or attempts to revoke
this Agreement or

                           (d)      If a Material Adverse Effect occurs.

All notice, grace and cure periods provided herein shall run concurrently with all notice, grace and cure periods provided in any other Loan Documents.

                  7. SET-OFF. DVI shall have a lien upon, a security interest in and a right of set-off against all property of Surety now or at any time hereafter in the possession of or under the control of DVI or any DVI Affiliate in any capacity whatsoever, as security for this undertaking, provided that Surety may deal with and/or dispose of such property prior to an Event of Default hereunder. Each such lien, security interest and right of set-off may be enforced or exercised without demand or notice to Surety, shall continue in full force and effect unless specifically waived or released by DVI in writing and shall not be deemed waived by any conduct of DVI, by any failure of DVI to exercise any such right of set-off or to enforce any such lien or security interest or by any neglect or delay in so doing.

                  8. REPRESENTATIONS AND WARRANTIES. Surety acknowledges that it has received copies of, and read, all of the Loan Documents. Surety, by its signature hereto, agrees to be bound by all of the terms, conditions, representations, warranties and covenants set forth in the Loan Documents applicable to Surety, all of which are incorporated herein and made a part hereof.

                  9. DELAY AND WAIVER. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. A waiver on one occasion is limited to that particular occasion.

                                                               Contract No. 2911

                  10. COMPLETE AGREEMENT. This Agreement, together with any riders, schedules and exhibits attached hereto are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing that explicitly states that it amends this Agreement and is signed by the party against whom enforcement of the amendment is sought.

                  11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute a single agreement.

                  12. SEVERABILITY. If any part of this Agreement or the application thereof to any Person or circumstance is held invalid, the remainder of this Agreement will be unaffected thereby. The section headings herein are included for convenience only and may not be deemed to be a part of this Agreement.

                  13. BINDING EFFECT; ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of Surety and DVI and their respective successors and assigns, except that Surety will not have the right to assign or delegate its rights or obligations under any of such documents. DVI may at any time assign or grant participation in all or any portion of this Agreement and the amounts due thereunder.

                  14. INTERPRETATION. All references herein to Surety or DVI will include their respective successors or assigns.

                  15. NOTICES. All notices, requests and other communications made or given in connection with this Agreement will be in writing and will be deemed to be received (a) upon personal delivery to the individual or division or department to whose attention notices to a party are to be addressed by private carrier, (b) three (3) business days after being sent by registered or certified mail, return receipt requested or (c) upon confirmed receipt by telecopy or e-mail with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed to Surety, at the address set forth on the signature page hereon and to DVI, at the addresses set forth below:

To DVI:                                     With copies to:

         DVI Financial Services Inc.                 DVI, Inc.
         2500 York Road                              2500 York Road
         Jamison, PA 18929                           Jamison, PA 18929
         Attention: Chief Credit Officer             Attention: Legal Department
         Telephone: (215) 488-5000                   Telephone: (215) 488-5000
         Facsimile: (215) 488-5010                   Facsimile: (215) 488-5415
         E-Mail: DVI@dvi-inc.com                     E-Mail: DVI@dvi-inc.com

Any party may change such address by sending notice of the change to the other parties; such change of address is effective only upon actual receipt of such notice by the other parties.

                  16. GOVERNING LAW. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATION'S OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

                  17. JURISDICTION. The state and federal courts in the Commonwealth of Pennsylvania will have jurisdiction over all matters arising out of this Agreement and the Loan Documents; provided, however, that nothing contained herein will prohibit DVI from initiating action against Surety in any jurisdiction in which Surety resides or is located, as the case maybe. Service of process in any such proceeding will be effective if mailed to Surety at the address described in SECTION 15 of this Agreement. Surety waives any right it may have to assert the defense of forum non conveniens or to object to such venue in any such proceeding.

                  18. WAIVER OF TRIAL BY JURY. DVI AND SURETY HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN DVI AND SURETY. EACH PARTY HERETO ACKNOWLEDGES THAT SUCH WAIVER HAS BEEN GRANTED AFTER CONSULTATION WITH COUNSEL.

                                                               Contract No. 2911

                  19. PRESS RELEASE. Surety will not issue any press release or make any public announcement relating to this Agreement or any Credit Facilities extended to Obligor without DVI's express written consent except for disclosures required by applicable law.

                  20. AUTOMATIC ADJUSTMENT IN LIABILITY. In the event that the guaranty and suretyship established hereunder would constitute a "fraudulent conveyance" under any applicable Federal, state or local statute, regulation or court decision and thereby result in the invalidity or unenforceability of this Agreement, in whole or in part, with respect to Surety, then the maximum liability of Surety hereunder will automatically be limited to the greatest dollar amount to which Surety could be liable hereunder without this Agreement so constituting a fraudulent conveyance with respect to Surety with the intent and effect that this Agreement will be so interpreted and construed to be valid and enforceable to the maximum extent permitted by law.

                  21. CONTRACT NUMBER. The inclusion of a Contract Number herein is not intended, and should not be interpreted, to limit in any way the enforceability or applicability of this Agreement solely to the Guaranteed Obligations relating to such Contract Number.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                                                               Contract No. 2911

               SIGNATURE PAGE - GUARANTY AND SURETYSHIP AGREEMENT

         IN WITNESS WHEREOF, Surety has executed this Agreement by its duly authorized representative effective as of the date first above.

                                    PSC OF NEW YORK, L.L.C., A DELAWARE LIMITED
                                    LIABILITY COMPANY



                                    By: /s/ Gary W. Rasmussen
                                       ----------------------------------------
                                    Name: Gary W. Rasmussen
                                         --------------------------------------
                                    Title: Secretary/Treasurer
                                          -------------------------------------
                                    Address: 5847 San Felipe Suite 2375
                                            -----------------------------------
                                             Houston, TX 77057
                                    -------------------------------------------
                                    Contact Person: Gary W. Rasmussen
                                                   ----------------------------
                                    Telephone: 713-532-8500
                                              ---------------------------------
                                    Facsimile: 713-532-8484
                                              ---------------------------------
                                    E-Mail: GaryR@pscasc.com
                                           ------------------------------------

                           RIDER A TO LIMITED GUARANTY
                            AND SURETYSHIP AGREEMENT
                               (LIMITED RECOURSE)

(R)2000, DVI Financial Services Inc., All Rights Reserved      Contract No. 2911

         THIS RIDER A TO LIMITED GUARANTY AND SURETYSHIP AGREEMENT (this "RIDER") is entered into effective as of July 24, 2001, by and between PSC OF NEW YORK, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("SURETY") and DVI FINANCIAL SERVICES INC. ("DVI")

                                   BACKGROUND

         A. By a certain Limited Guaranty and Suretyship Agreement of even date herewith (the "GUARANTY"), Surety has agreed to guarantee and become surety for all Guaranteed Obligations, subject to the limitations set forth herein.

         B. All capitalized terms not otherwise defined herein have the meanings set forth in the Guaranty.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. LIMITATION ON LIABILITY. The liability of Surety under the Guaranty will be limited to (a) the Collateral pledged by Surety to DVI under that certain Master Security Agreement dated JULY 24, 2001, plus (b) the amount of all Lender Expenses actually incurred by DVI to enforce the Guaranty, plus (c) interest on the sum of (a) and (b) accrued at the rate of eighteen (18%) per annum from the date of demand until payment in full of all amounts due under the Guaranty.

                  2. EFFECT OF RIDER. All terms and conditions of the Guaranty not expressly modified hereby are in full force and effect as ratified and confirmed by the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

                                    PSC OF NEW YORK, L.L.C., A DELAWARE LIMITED
                                    LIABILITY COMPANY



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    DVI FINANCIAL SERVICES INC.



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                           RIDER A TO LIMITED GUARANTY
                            AND SURETYSHIP AGREEMENT
                               (LIMITED RECOURSE)

                                                               Contract No. 2911

         THIS RIDER A TO LIMITED GUARANTY AND SURETYSHIP AGREEMENT (this "RIDER") is entered into effective as of July 24, 2001, by and between PSC OF NEW YORK, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("SURETY") and DVI FINANCIAL SERVICES INC. ("DVI")

                                   BACKGROUND

         A. By a certain Limited Guaranty and Suretyship Agreement of even date herewith (the "GUARANTY"), Surety has agreed to guarantee and become surety for all Guaranteed Obligations, subject to the limitations set forth herein.

         B. All capitalized terms not otherwise defined herein have the meanings set forth in the Guaranty.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. LIMITATION ON LIABILITY. The liability of Surety under the Guaranty will be limited to (a) the Collateral pledged by Surety to DVI under that certain Master Security Agreement dated JULY 24, 2001, plus (b) the amount of all Lender Expenses actually incurred by DVI to enforce the Guaranty, plus (c) interest on the sum of (a) and (b) accrued at the rate of eighteen (18%) per annum from the date of demand until payment in full of all amounts due under the Guaranty.

                  2. EFFECT OF RIDER. All terms and conditions of the Guaranty not expressly modified hereby are in full force and effect as ratified and confirmed by the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

                                    PSC OF NEW YORK, L.L.C., A DELAWARE LIMITED
                                    LIABILITY COMPANY



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    DVI FINANCIAL SERVICES INC.



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                       2